MIROVA GLOBAL GREEN BOND FUND

Supplement dated November 14, 2018 to the Prospectus and Statement of Additional Information (“SAI”) of the Mirova Global Green Bond Fund (the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective November 14, 2018, Christopher Wigley will no longer serve as a Portfolio Manager of the Fund. Marc Briand and Charles Portier will remain as Co-Portfolio Managers of the Fund. Accordingly, effective November 14, 2018, all references to Mr. Wigley as a Portfolio Manager of the Fund in the Prospectus or SAI are hereby deleted.